SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2001

NEXIQ TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Hampshire
------------------
(State or Other Jurisdiction of Incorporation)

0-19717	02-0218767
------------	---------------
(Commission File Number)	(I.R.S. Employer Identification Number)

1155 Elm Street, Manchester, New Hampshire 03101

(Address of Principal Executive Offices) (Zip Code)

(603) 627-3500

(Registrant's Telephone Number, Including Area Code)

NONE

(Former Name or Former Address, if Changed Since Last Report)

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 14, 2001, NEXIQ Technologies, Inc. completed the acquisition of Diversified Software Industries, Inc. (DSI). The Company will issue 1,714,285 shares of common stock in exchange for all the outstanding shares of DSI. DSI is an independent software developer.

A more complete description of the transaction is contained in the Stock Purchase Agreement which is Exhibit 10.24 to this report and is incorporated herein by reference.

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

ITEM 5. OTHER EVENTS.

On May 14, 2001, the Company issued a press release announcing that NEXIQ Technologies, Inc. had acquired DSI. The press release is Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Financial:

The financial statements required to be filed are currently not available and will be filed under Form 8-K/A within the time specified by Item 7(a)(4) of Form 8-K.

Exhibits:

10.24 - Stock Purchase Agreement dated May 8, 2001.

10.25 - Side Agreement to Stock Purchase Agreement dated May 11, 2001.

99.1 - Press release re: DSI acquisition dated May 14, 2001.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

NEXIQ TECHNOLOGIES, INC.

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2001

NEXIQ TECHNOLOGIES, INC.

By: /s/ John W. Powers

John W. Powers

Vice President and

Chief Financial Officer